UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-07533

The Lou Holland Trust
 (Exact name of registrant as specified in charter)

One North Wacker Drive, Suite 700
Chicago, IL 60606
 (Address of principal executive offices)

Susan M. Chamberlain
Holland Capital Management LLC
One North Wacker Drive, Suite 700
Chicago, IL 60606
 (Name and address of agent for service)

Registrant's telephone number, including area code: 312-553-4844

Date of Fiscal Year End: December 31

Date of Reporting Period: December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Shareholders.

LOU HOLLAND
GROWTH FUND

Letter to Shareholders February 2010	Dear Fellow Shareholder:

Thank you for your investment in the Lou Holland Growth Fund.

Fund Results

After suffering bear market returns in 2008 and early 2009, stocks experienced a tremendous rally off early March 2009 lows, leading to exceptionally strong stock returns during 2009. For the year , the Fund performed better than its benchmarks, returning 39.07% as compared to the 37.21% of its style benchmark, the Russell 1000® Growth Index, and better than the 26.46% return of its secondary benchmark, the S&P 500 Indexsm.

Fund Performance

The Fund’s good performance was led by strong relative stock selection in technology, health care, and energy. This was partially offset by unfavorable stock selection in consumer discretionary, consumer staples, and producer durables. Sector allocation was neutral.

Technology was one of the market’s hottest sectors during the year and the Fund’s technology holdings, which produced a greater than 70% return in aggregate, performed significantly better than similar holdings in the benchmark. Citrix Systems, Inc., Apple Inc., and Adobe Systems Inc., among the Fund’s top ten positions, were major contributors, each continuing to innovate and release novel products for consumer and corporate use alike.

Hospira Inc. and McKesson Corp. bucked the trend within health care, both experiencing strong appreciation during the year. Hospira continues to benefit from its Project Fuel initiative, a company-wide plan to increase efficiency and margins; McKesson showed strength in its drug distribution business as well as in its health care IT business. Schering-Plough Corp., which was sold after it moved higher on news it was being acquired by Merck, provided an incremental boost to performance. As health care reform was taking shape earlier in the year, we were concerned that potential cost control measures could cause deterioration in the pricing power of health care companies and we proactively reduced our relative exposure to this sector. We continue to monitor what the final measures will mean for the profit margins of the companies within this sector.

Virtually all of the Fund’s energy holdings performed well on a relative basis. Standouts include Halliburton Co., in energy services, and Southwestern Energy Co., Occidental Petroleum Corp., and Range Resources Corp., in the exploration and production space. We remain overweighted in energy primarily through holdings in high quality companies that have quality reserves and are low cost producers poised for growth.

Consumer-related holdings lagged as the market rewarded beaten-down consumer discretionary stocks with poor fundamentals, characteristics which are not in line with

LOU HOLLAND
GROWTH FUND

our high quality growth approach. Wal-Mart Stores, Inc., for example, performed well operationally, but was a major anchor during the year. Our lack of exposure to Amazon.com Inc. during most of the year also hurt Fund performance, since the stock saw tremendous gains. Procter & Gamble Co. and PepsiCo, Inc. weighed down consumer staples performance as investors shunned defensive companies in favor of more cyclical companies.

Lastly, United Parcel Service Inc. dragged down returns within producer durables; with its largely fixed cost structure it had trouble adapting to an economic environment where volumes were much lower than in previous years.

Fund Changes

We rely on our fundamental, bottom-up research to identify stocks that meet our long-term, fundamental, conservative investment criteria of double-digit earnings growth rates and reasonable valuations. We focus on a three-to-five year investment horizon which generally results in low average turnover over long periods of time. However, turnover can be higher or lower than average in any given year. The year 2009 was a year of below average turnover for the Fund as we used the market downturn of 2008 to purchase a number of high quality growth stocks that became more reasonably attractive and/or would benefit from a future return of domestic and global economic growth, thus positioning the Fund to take advantage of the future turnaround in the equity markets. This resulted in very few changes to the Fund’s line-up during 2009 as we allowed our strategy to play out.

As we mentioned in our semi-annual report, BlackRock Inc. was added in the early part of the year to gain exposure to a high quality asset manager that would profit from a financial market turnaround. Our overarching thesis on the stock worked in that the stock performed very well during the year.

We recently initiated a small position in Amazon.com Inc., the premier on-line retailer. The company has captured significant on-line market share in recent years, and is competing effectively against traditional retailers as well. The company’s business model is compelling, as is its long-term growth potential. We took an initial position with the strategy of bolstering it during periods of transitory weakness in the share price.

Stocks are generally sold when they no longer meet our investment criteria or when replaced with a better idea. As mentioned earlier, we sold Schering-Plough after the stock moved higher on news of it being acquired by Merck.

Outlook

The stock market experienced a remarkable turnaround in 2009. After suffering a devastating bear market in 2008 that bled into early 2009, stocks rallied over 60% from their early March 2009 lows, resulting in a 26.46% return for the S&P 500 Indexsm, its best annual gain since 2003. This rally was driven by enthusiasm that the worst was over for the housing, credit, and financial markets and that the economy

LOU HOLLAND
GROWTH FUND

was on its way to recovery. And while we agree that the worst is over and that the economy is on the mend, the recovery remains fragile. Additionally, it is typical for the equity market to experience a sharp rebound following a significant bear market. So, we believe that the biggest gains for stocks may be behind us.

We are of the view that stock valuations presently discount a best case scenario for what lies ahead for the economy and corporate earnings. Better economic data has been driven, in part, by low interest rates and the support of government programs. However, credit is still tight, housing remains weak, and high unemployment and consumer de-leveraging remain headwinds near term. The Fed is in a tough situation as it faces pressure to raise interest rates to unwind its balance sheet and to offset any inflationary risks while also remaining sensitive to the fragile state of the economy. Additionally, the ballooning Federal deficit may lead to higher taxes. Given these concerns, we believe that economic growth will be less robust on average than recent history. Assuming this scenario, earnings expectations currently reflected in stock prices may be aggressive. Recent corporate earnings growth has been driven by cost cutting as compared to top-line sales and revenue growth. Although this better operating leverage is good news for corporations in an improving economy, this low quality earnings growth is not sustainable. We believe that stock prices will remain vulnerable to these issues, resulting in volatility in stocks during 2010 as the economic issues continue to work themselves out.

In this uncertain environment, we believe investors should remain wary of lower quality stocks with lower quality earnings and focus on high quality stocks of companies with strong balance sheets, leadership positions and good management that are able to generate high quality earnings, metrics consistent with our bottom-up, fundamental investment criteria.

We believe that our extensive investment experience and our conservative growth strategy will produce superior results for long-term investors.

Sincerely,

Monica L. Walker	Carl R. Bhathena
CEO & Chief Investment Officer - Equity	Co-Portfolio Manager - Equity

LOU HOLLAND
GROWTH FUND

THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 12/31/99. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE GRAPH ABOVE AND THE TABLE BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED BY VISITING http://www.hollandcap.com/lhgf_perf.html.

RUSSELL 1000® GROWTH INDEX - An unmanaged index which measures the performance of a subset of approximately 622 of those Russell 1000® companies (that is, the 1,000 largest U.S. companies in terms of market capitalization) with higher price-to-book ratios and higher forecasted growth values.
Average Annual Rates of Return for the Year Ended December 31, 2009

	1 Year	5 Years	10 Years
Lou Holland Growth Fund	39.07%	0.69%	0.54%
Russell 1000® Growth Index	37.21%	1.63%	-3.99%

LOU HOLLAND
GROWTH FUND

Industry Sectors as of December 31, 2009 (Unaudited)

LOU HOLLAND
GROWTH FUND

Technology	33.8%

Energy	16.3%

Health Care	11.7%

Consumer Discretionary	10.8%

Producer Durables	10.8%

Consumer Staples	7.4%

Financial Services	6.4%

Materials & Processing	1.7%

Utilities	1.1%

Percentages relate to long-term investments

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 through December 31, 2009.

The Fund does not currently charge transaction fees such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, or exchange fees. For the year ended December 31, 2009, the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (“U.S. Bank”), charged a fee of $15 per transmittal of redemption proceeds by wire. Your bank may charge a fee for receiving a wire transfer. Additionally, U.S. Bank charged an annual processing fee ($15) if you maintain an IRA account with the Fund. These costs are not reflected in the example. If such costs were included, your costs would be higher.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During Period*
	Value 07/01/09	Value 12/31/09	07/01/09 – 12/31/09

Lou Holland Growth Fund Actual	$1,000	$1,239.80	$7.62
Hypothetical (5% return before expenses)	$1,000	$1,018.40	$6.87

*	Expenses are equal to the Fund’s annualized expense ratio (after reimbursement) of 1.35%, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period from July 1, 2009 to December 31, 2009).

LOU HOLLAND
GROWTH FUND

Statement of Assets and Liabilities
December 31, 2009

ASSETS:
Investments, at value (cost $42,609,827)	$50,631,551
Dividends receivable	48,078
Receivable from shareholders for purchases	1,171
Receivable from Investment Adviser	6,148
Other assets	26,650

Total Assets	$50,713,598

LIABILITIES:
Payable to Investment Adviser	$35,985
Payable to shareholders for redemptions	281,371
Accrued expenses and other liabilities	55,095

Total Liabilities	372,451

NET ASSETS	$50,341,147

NET ASSETS CONSIST OF:
Capital stock	$42,454,434
Accumulated net realized loss on investments	(135,011)
Net unrealized appreciation on investments	8,021,724

Total Net Assets	$50,341,147

Shares outstanding	2,806,864

Net Asset Value, Redemption Price and Offering Price Per Share	$17.94

Statement of Operations
For the Year Ended December 31, 2009

INVESTMENT INCOME:
Dividend income (net of foreign taxes of $672)	$495,622

Total Investment Income	495,622

EXPENSES:
Investment management fees	338,660
Legal fees	65,378
Transfer agent fees	51,492
Accounting fees	48,000
Trustee fees	46,000
Audit and tax fees	31,900
Registration fees	24,236
Administration fees	19,922
Printing costs	17,715
Custody fees	6,334
Other	23,763

Total expenses before waiver and reimbursement	673,400
Less: Waiver from Investment Adviser	(135,840)

Net Expenses	537,560

NET INVESTMENT LOSS	(41,938)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	806,897
Change in unrealized appreciation (depreciation) on investments	12,795,123

Net realized and unrealized gain on investments	13,602,020

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,560,082

The accompanying notes are an integral part of these Financial Statements.

LOU HOLLAND
GROWTH FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

OPERATIONS:
Net investment loss	$(41,938)	$(116,195)
Net realized gain (loss) on investments	806,897	(555,978)
Change in unrealized appreciation (depreciation) on investments	12,795,123	(17,921,359)

Net increase (decrease) in net assets from operations	13,560,082	(18,593,532)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net realized gains	—	(25,277)

Total distributions	—	(25,277)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	6,969,667	3,999,390
Net asset value of shares issued for reinvested distributions	—	25,242
Cost of shares redeemed	(3,954,743)	(7,342,960)

Net increase (decrease) in net assets from capital share transactions	3,014,924	(3,318,328)

TOTAL INCREASE (DECREASE) IN NET ASSETS	16,575,006	(21,937,137)

NET ASSETS:
Beginning of year	33,766,141	55,703,278

End of year (including undistributed net investment income of $0 and $0, respectively)	$50,341,147	$33,766,141

CHANGES IN SHARES OUTSTANDING:
Shares sold	464,205	243,758
Shares reinvested	—	1,948
Shares redeemed	(274,993)	(439,419)

Net increase (decrease)	189,212	(193,713)

The accompanying notes are an integral part of these Financial Statements.

LOU HOLLAND
GROWTH FUND

Financial Highlights

	Years Ended December 31,
	2009	2008	2007	2006	2005
Per Share Data (for a share outstanding throughout the year):

Net asset value, beginning of year	$12.90	$19.81	$18.65	$17.99	$18.23

Income (loss) from investment operations:
Net investment income (loss)(1)	(0.02)	(0.04)	(0.04)	0.02	(0.03)
Net realized and unrealized gain (loss) on investments	5.06	(6.86)	1.79	0.92	(0.12)

Total from investment operations	5.04	(6.90)	1.75	0.94	(0.15)

Less distributions:
Dividends from net investment income	—	—	(0.01)	(0.01)	—
Distributions from capital gains	—	(0.01)	(0.58)	(0.27)	(0.09)

Total distributions	—	(0.01)	(0.59)	(0.28)	(0.09)

Net asset value, end of year	$17.94	$12.90	$19.81	$18.65	$17.99

Total return	39.07%	(34.83)%	9.40%	5.23%	(0.80)%

Supplemental data and ratios:

Net assets, end of year	$50,341,147	$33,766,141	$55,703,278	$58,993,382	$40,070,057

Ratios of expenses to average net assets:
Before expense waiver and reimbursement	1.69%	1.71%	1.41%	1.47%	1.65%
After expense waiver and reimbursement	1.35%	1.35%	1.35%	1.35%	1.35%

Ratios of net investment income (loss) to average net assets:
Before expense waiver and reimbursement	(0.45)%	(0.61)%	(0.25)%	(0.02)%	(0.47)%
After expense waiver and reimbursement	(0.11)%	(0.25)%	(0.19)%	0.10%	(0.17)%

Portfolio turnover rate	11.05%	34.98%	25.58%	31.64%	30.63%

(1)	Calculated using average shares outstanding method.

The accompanying notes are an integral part of these Financial Statements.

LOU HOLLAND
GROWTH FUND

Schedule of Investments
December 31, 2009

Number of
Shares		Value
	COMMON STOCKS - 98.0%
	Consumer Discretionary - 10.5%
2,700	Amazon.com Inc.*	$363,203
10,050	Costco Wholesale Corp.	594,659
6,250	Kohl’s Corp.*	337,063
7,800	MSC Industrial Direct Co. - Class A	366,599
12,950	Nike Inc. - Class B	855,607
13,300	Wal-Mart Stores, Inc.	710,885
25,700	Walt Disney Co.	828,825
35,750	Yum! Brands Inc.	1,250,178

		5,307,019

	Consumer Staples - 7.3%
15,750	CVS Caremark Corp.	507,308
9,250	Diageo Plc - ADR	642,043
12,150	HJ Heinz Co.	519,533
15,350	PepsiCo, Inc.	933,280
17,600	Procter & Gamble Co.	1,067,088

		3,669,252

	Energy - 16.0%
4,750	Exxon Mobil Corp.	323,902
41,250	Halliburton Co.	1,241,213
15,000	Noble Corp. f	610,500
20,950	Occidental Petroleum Corp.	1,704,283
40,200	Range Resources Corp.	2,003,970
23,200	Southwestern Energy Co.*	1,118,240
33,650	Suntech Power Holdings Co. Ltd. - ADR*	559,600
10,650	XTO Energy, Inc.	495,544

		8,057,252

	Financial Services - 6.3%
14,650	AFLAC Inc.	677,563
1,300	BlackRock Inc.	301,860
49,500	TD Ameritrade Holding Corp.*	959,310
13,950	Visa Inc. - Class A	1,220,067

		3,158,800

	Health Care - 11.4%
33,050	Covidien Plc f	1,582,765
11,500	Genzyme Corp.*	563,615
24,600	Hospira Inc.*	1,254,600
15,550	Laboratory Corp. of America Holdings*	1,163,762
19,100	McKesson Corp.	1,193,750

		5,758,492

	Materials & Processing - 1.6%
10,300	Praxair Inc.	827,192

	Producer Durables - 10.6%
9,950	Automatic Data Processing, Inc.	426,058
14,850	Burlington Northern Santa Fe Corp.	1,464,507
22,800	Expeditors International Washington, Inc.	791,844
23,900	Honeywell International Inc.	936,880
10,850	Roper Industries Inc.	568,215
7,850	United Parcel Service Inc. - Class B	450,355
10,050	United Technologies Corp.	697,571

		5,335,430

The accompanying notes are an integral part of these Financial Statements.

LOU HOLLAND
GROWTH FUND

Schedule of Investments (continued)
December 31, 2009

Number of
Shares		Value

	Technology - 33.1%
40,450	Adobe Systems Inc.*	$1,487,751
13,650	Affiliated Computer Services Inc. - Class A*	814,768
26,800	American Tower Corp.*	1,158,028
11,500	Apple Inc.*	2,424,890
66,000	Cisco Systems, Inc.*	1,580,040
56,750	Citrix Systems, Inc.*	2,361,368
2,550	Google Inc. - Class A*	1,580,949
31,700	Intel Corp.	646,680
10,650	International Business Machines Corp.	1,394,085
63,150	Microsoft Corp.	1,925,444
17,600	QUALCOMM Inc.	814,176
25,750	Symantec Corp.*	460,667

		16,648,846

	Utilities - 1.1%
13,300	Questar Corp.	552,880

	Total common stocks (cost $41,293,439)	49,315,163

	SHORT TERM INVESTMENT - 2.6%
	Money Market Fund - 2.6%
1,316,388	Fidelity Institutional Government Money Market Fund, 0.01%(a)	1,316,388

	Total short-term investment (cost $1,316,388)	1,316,388

	Total investments - 100.6% (cost $42,609,827)	50,631,551

	Other liabilities in excess of other assets - (0.6%)	(290,404)

	Total Net Assets - 100%	$50,341,147

(a)	Dividend yield changes to reflect current market conditions. Rate is the quoted yield as of December 31, 2009.

f	Foreign Security

*	Non-income producing security

ADR - American depository receipt

The accompanying notes are an integral part of these Financial Statements.

LOU HOLLAND
GROWTH FUND

Notes to the Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES	The Lou Holland Trust (the “Trust”) was organized on December 20, 1995, as a Delaware business trust and is registered as a no-load, open-end diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is organized as a series company and currently consists of one series, the Lou Holland Growth Fund (the “Fund”). The principal investment objective of the Fund is to seek long-term growth of capital by investing primarily in common stocks of growth companies, with the receipt of dividend income as a secondary consideration. The Fund commenced operations on April 29, 1996, and has an unlimited number of shares authorized for issuance with no par value. See Note 7. for important information related to a subsequent event in the Fund.

The Fund’s financial statements have been prepared as of the close of trading on the New York Stock Exchange (the “Exchange”) on December 31, 2009. The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation - The net asset value (“NAV”) of shares of the Fund is normally calculated as of the close of trading (generally, 4:00 PM Eastern Time) on the Exchange on every day the Exchange is open for trading. Stocks traded on an exchange are generally valued on the basis of prices furnished by independent pricing services approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) and valued at the official closing price on the exchange where the security is principally traded. If there is no official closing price of a security on the valuation date, the security is valued at the most recent sale or quoted bid price. Investments in mutual funds are valued at the daily reported NAV as of the close of the Exchange on the valuation date. Other short-term securities maturing within sixty (60) days are valued at amortized cost, unless it is determined that such practice does not approximate market value.

Market quotations may not be readily available for certain investments. If market quotations are not readily available or if it is determined that a quotation for an investment does not represent market value, then the investment is valued at a fair value as determined in good faith using procedures approved by the Board. Situations that may require a security to be fair valued include instances where a security is thinly traded, halted or restricted to resale. In addition, securities may be fair valued based on the occurrence of a significant event. Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults. Alternatively, significant events may affect an entire market, such as natural disasters or

LOU HOLLAND
GROWTH FUND

Notes to the Financial Statements (Continued)

government actions. Under the procedures adopted by the Board, Holland Capital Management LLC (the “Investment Adviser”) may rely on independent pricing services or other sources to assist in determining the fair value of a security. Factors considered to determine fair value generally include the correlation with price movement of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading or other market data.

If a security is valued at a fair value for purposes of calculating a Fund’s NAV, the value may be different from the last quoted price for the security depending on the source and method used to determine the value. Although there can be no assurance, in general, the fair value of a security is the amount the owner of such security might reasonably expect to receive upon its current sale. As of December 31, 2009, no securities were fair valued.

b) Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosure” - This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments under FASB ASC Topic 820 guidance. The inputs are summarized into three broad categories. Level 1 includes valuations based on quoted prices of identical securities in active markets. Level 2 includes valuations for which significant inputs are observable. Observable inputs include closing prices of identical or similar securities in non-active markets. Level 2 includes valuations for ADRs and GDRs for which quoted prices in active markets are not available. The Fund held no Level 2 securities at December 31, 2008 or December 31, 2009. Level 3 includes valuations based on inputs that are unobservable and significant to the fair value measurement including securities that were valued at a fair value as determined in good faith using procedures adopted by the Board. Inputs used to determine the fair value of Level 3 securities may include the correlation with price movement of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading or other market data. The Fund held no Level 3 securities at December 31, 2008 or December 31, 2009. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

LOU HOLLAND
GROWTH FUND

Notes to the Financial Statements (Continued)

The following table summarizes the Fund’s investments as of December 31, 2009 by level:

Investments In Securities
Level 1*	$50,631,551
Level 2	—
Level 3	—

Total	$50,631,551

* Security categories for these investments are detailed in the Fund’s Schedule of Investments.

c) Security Transactions and Investment Income - Investment transactions are recorded on trade date, as of December 31, 2009. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with net sales proceeds. Dividend income is recognized on ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

d) Federal Income Taxes - The Fund intends to qualify as a “regulated investment company” and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, which is applicable to regulated investment companies. Therefore, no federal income tax provision is required.

e) Distributions to Shareholders - The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Net realized capital gains will be distributed only to the extent they exceed available capital loss carryforwards.

f) Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

LOU HOLLAND
GROWTH FUND

Notes to the Financial Statements (Continued)

2. INVESTMENT TRANSACTIONS	The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the year ended December 31, 2009, were as follows:

	Purchases	Sales
Investments	$7,121,978	$4,245,725

3. RELATED PARTY AGREEMENTS	The Trust entered into an Investment Management and Administration Agreement with Holland Capital Management LLC (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.85% as applied to the Fund’s daily net assets up to $500 million. The fee declines at specified breakpoints as net assets increase.

On November 30, 2009, there was a change in control of the Investment Adviser which resulted in the assignment and termination of the Advisory Agreement. Also on that date, the Trust entered into an Interim Investment Management and Administration (the “Interim Agreement”) agreement with the Investment Adviser. The Interim Agreement was approved by the Board on October 29, 2009 and contains the same material terms as the Advisory Agreement except where changes were required by the 1940 Act. For a detailed discussion of the factors considered and the conclusions reached by the Trustees in approving the Interim Agreement, please refer to the section entitled “Approval of Advisory Agreement.”

The Investment Adviser has contractually agreed to waive its management fee and reimburse other expenses of the Fund, through the current fiscal year, to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.35% of the net assets of the Fund, computed on a daily basis. For the year ended December 31, 2009, the Investment Adviser waived $131,640 of its management fee. In addition, the Investment Adviser reimbursed the Fund $4,200 for legal fees related to the reorganization of the Fund into a newly created series of the Forum Funds. See Note 7. for information relating to the reorganization of the Fund.

4. DISTRIBUTION	The Trust has entered into a Distribution Agreement (“Distribution Agreement”) with Foreside Distribution Services, L.P. (“Foreside”). Under the Distribution Agreement, Foreside acts as an agent of the Trust in connection with the offering of the shares of the Fund. The Investment Adviser provides compensation, at its own expense, to Foreside for providing distribution and

LOU HOLLAND
GROWTH FUND

Notes to the Financial Statements (Continued)

other services. The Fund has not currently entered into any plan or agreement for the payment of distribution and service fees pursuant to Rule 12b-1 under the 1940 Act.

5. FEDERAL INCOME TAX MATTERS	Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. Permanent differences if any, such as gain recognition on contributed securities and net operating losses, are reclassified within the components of net assets on the Statement of Assets and Liabilities based on their federal income tax treatment; timing differences do not require reclassification. Timing and permanent differences do not impact the NAV of the Fund. The following information is presented on an income tax basis.

Permanent differences between book and tax basis reporting for the 2009 fiscal year have been identified and appropriately reclassified within the capital accounts. At December 31, 2009, the permanent differences increased undistributed net investment income by $41,938 and decreased paid in capital by $41,938.

At December 31, 2009, the cost of investments for tax purposes was $42,749,069 and gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized:
Appreciation	$10,508,093
(Depreciation)	(2,625,611)

Net unrealized appreciation on investments	$7,882,482

At the close of business on May 2, 1996, the Partners of Holland Fund, L.P., transferred certain assets to the Fund. As a result of the tax-free transfer, the Fund acquired $244,079 of unrealized appreciation for tax purposes. As of December 31, 2009, the Fund held securities with $16,487 of net unrealized appreciation relating to the transfer.

At December 31, 2009, the Fund had no undistributed net ordinary income and $4,231 of accumulated net long-term capital gains.

There were no distributions paid for the fiscal year ended December 31, 2009. The Fund paid $25,264 of distributions from net ordinary income (net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains) for the fiscal year ended December 31, 2008.

LOU HOLLAND
GROWTH FUND

Notes to the Financial Statements (Continued)

At December 31, 2009, the Fund had no unused capital loss carryforwards.

FASB ASC Topic 740, “Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would result in the Fund recording a tax expense in the current year. FASB ASC Topic 740 requires that management evaluate the tax positions taken in returns for 2006, 2007, 2008, and 2009, which remain subject to examination by the Internal Revenue Service. These returns are not subject to examination by any other tax jurisdictions. Management completed an evaluation of the Fund’s tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Fund’s financial statements for the year ended December 31, 2009.

6. MARKET RISKS	General Market Risk - The market value of a security may fluctuate, sometimes rapidly and unpredictably. This volatility may cause a security to be worth less than what was paid for it. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment.

Foreign Securities Risk - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and possible adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

7. SUBSEQUENT EVENT	A Special Meeting of Shareholders of the Fund, the sole series of the Trust, was held January 22, 2010. At the meeting, the shareholders approved a proposal to reorganize the Fund into the Lou Holland Growth Fund (the “New Fund”), a newly created series of the Forum Funds (“Forum”). The

LOU HOLLAND
GROWTH FUND

Notes to the Financial Statements (Continued)

New Fund is designed to be substantially similar from an investment perspective to the Fund.

The primary purpose of the reorganization was to move the Fund to a newly created series of the Forum Family of Funds, another Delaware statutory trust. As a result of the reorganization, the Fund is now operating under the supervision of a different board of trustees and the Trust will be terminated. The portfolio managers who are primarily responsible for managing a substantial portion of the Fund remain the same. The Investment Adviser continues to serve as adviser to the New Fund and provides the same advisory services and day-to-day management to the New Fund as those provided to the Fund prior to the reorganization.

On February 1, 2010, the shares of the Fund were, in effect, exchanged on a tax-free basis for Investor Shares of the New Fund with the same aggregate value. No sales load, commission or other transactional fees were imposed on shareholders in connection with the tax-free exchange of their shares.

The reorganization did not result in any increase in the advisory fees paid to the Investment Adviser. Although the overall total operating expenses of the New Fund will not increase at a minimum for three years due to a cap on expenses, the New Fund will be permitted to implement distribution and service fees pursuant to Rule 12b-1 under the 1940 Act. The New Fund will implement a distribution and service fee of up to 0.25% of the average daily net assets of the New Fund’s Investor Shares class. However, to the extent that the New Fund’s total annual operating expenses attributable to the Investor Shares exceed 1.35%, the Adviser will waive its fees or cover the additional expenses of the Investor Shares class of the New Fund.

After the reorganization, Atlantic Fund Administration, LLC and its subsidiaries, serves as the New Fund’s transfer agent, administrator, fund accountant and dividend disbursing agent.

Management has evaluated subsequent events for the Fund through February 25, 2010, the date the financial statements are issued.

8. ADDITIONAL INFORMATION (Unaudited)	For additional information about the Fund’s Trustees or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities please call the Trust at 1-800-295-9779 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information also is available on the Fund’s website at http://www.hollandcap.com/lhgf_perf.html and on the

LOU HOLLAND
GROWTH FUND

Notes to the Financial Statements (Continued)

website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2009, is also available on the Fund’s website or the Commission’s website. Information on how the Fund voted proxies is also available by calling 1-800-295-9779.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Forms N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

LOU HOLLAND
GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
The Lou Holland Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lou Holland Growth Fund (the “Fund”), the sole portfolio of The Lou Holland Trust, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the year ended December 31, 2005, was audited by other auditors whose report, dated February 23, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the Fund’s custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lou Holland Growth Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois
February 25, 2010

LOU HOLLAND
GROWTH FUND

TRUSTEES AND OFFICERS (Unaudited)

			Number of
	Term of		Portfolios
	Office and		in Fund	Other
Name, Address(1), Age,	Length of		Complex	Directorships
and Position(s) Held	Time	Principal Occupation(s)	Overseen	Held by
with Fund	Served(2)	During Last Five Years	by Trustee	Trustee
Disinterested Trustees

Carla S. Carstens Age: 59 Chair of Audit Committee and Trustee	5 years	Former Principal, Tatum, LLC (Management Consulting); Formerly President, Carstens Associates (Management Consulting)	1	None

Abe Tomás Hughes(3) Age: 47 Trustee	Since April 2008	Vice President - Business Development, Fiat Group/CNH Americas; Former Managing Director, Hughes Girardi Partners (Mergers and Acquisitions Advisory Services); Chairman, President, and Chief Executive Officer, Hispanic Alliance for Career Enhancement (A Not-for-Profit Corporation)	1	None

JoAnn Sannasardo Lilek Age: 53 Chair of the Board and Trustee	5 years	Executive Vice President and Chief Financial Officer, Midwest Banc Holdings Inc.; Former Chief Financial Officer, DSC Logistics (Third-Party Logistics Provider)	1	None

José L. Santillan(3) Age: 52 Trustee	Since April 2008	Senior Vice President, Head of Investments, Harris N.A.; Former Chief Investment Officer - Wealth Management Group, LaSalle National Bank	1	None

Interested Trustee

Monica L. Walker(3)(4) Age: 51 President and Trustee Officers	2 years as Trustee, 12 years as Officer of the Fund	President and Chief Investment Officer - Equity, Holland Capital Management LLC; Former Managing Director and Chief Investment Officer - Equity, Holland Capital Management LLC, Former Managing Partner and Chief Investment Officer - Equity, Holland Capital Management, L.P.; Former Partner and Portfolio Manager, Holland Capital Management, L.P.; Formerly Secretary of the Trust	1	None

LOU HOLLAND
GROWTH FUND

Number of
	Term of		Portfolios
	Office and		in Fund	Other
Name, Address(1), Age,	Length of		Complex	Directorships
and Position(s) Held	Time	Principal Occupation(s)	Overseen	Held by
with Fund	Served(2)	During Last Five Years	by Trustee	Trustee
Officers

Laura J. Janus Age: 62 Treasurer and Secretary	13 years	Chief Investment Officer - Fixed Income, Holland Capital Management LLC; Former Managing Director and Chief Investment Officer - Fixed Income, Holland Capital Management LLC.; Former Managing Partner and Chief Investment Officer - Fixed Income, Holland Capital Management, L.P. Former Partner and Portfolio Manager, Holland Capital Management, L.P.	N/A	N/A

Susan M. Chamberlain Age: 66 Chief Compliance Officer	At Discretion of the Board Since October 2004	Chief Compliance Officer for the Trust and Holland Capital Management LLC. Former Chief Operating Officer and Chief Compliance Officer, Quantlab Capital Management	N/A	N/A

(1)	The address for all Trustees and Officers is One North Wacker Drive, Suite 700, Chicago, IL 60606.

(2)	Each Trustee and Officer of the Fund is elected to serve for an indefinite term, until his or her death, resignation or removal from office.

(3)	Mr. Hughes, Mr. Santillan, and Ms. Walker were elected to the Board of Trustees by a vote of shareholders on April 29, 2008.

(4)	Ms. Walker is an “interested person” of the Fund as that term is defined under the 1940 Act, because of her employment by and ownership interest in Holland Capital Management LLC, the Fund’s investment adviser and its predecessor, Holland Capital Management, L.P. Ms. Walker was elected President of the Trust on February 25, 2008.

LOU HOLLAND
GROWTH FUND

Approval of Advisory Agreement (Unaudited)

At a meeting of the Board held on October 29, 2009, the Trustees, including a majority of the independent Trustees, voted to approve an Interim Investment Management and Administration Agreement (the “Interim Agreement”) by and between the Trust, on behalf of the Fund, and the Investment Adviser. The Interim Agreement was considered by the Board in advance of the completion of the change of control of the Investment Adviser, which occurred on November 30, 2009, and which resulted in the “assignment” (as that term is defined in the 1940 Act) and termination of the Trust’s Investment Management and Administration Agreement with the Investment Adviser, which was approved by the shareholders on March 29, 1996 and the continuation of which was approved by the Board annually, most recently on March 19, 2009 (the “Advisory Agreement”). The Interim Agreement became effective upon the change of control of the Investment Adviser on November 30, 2009, and has duration of not more than 150 days.

A detailed discussion of the factors considered and the conclusions reached by the Trustees in approving the continuation of the Advisory Agreement on March 19, 2009 can be found in the Fund’s Semi-Annual Report for the period ended June 30, 2009.

The Interim Agreement contains the same material terms and conditions as the Advisory Agreement except where changes were required by the 1940 Act. Pursuant to the Interim Agreement, the Investment Adviser supervises and directs the day-to-day investments and operation of the Fund in accordance with the Fund’s investment objective, investment program, policies, and restrictions, subject to the authority of the Board. The Investment Adviser also supervises the overall administration of the Trust, which includes, among other activities, preparing and filing documents required for compliance of the Trust with applicable laws and regulations, preparing agendas and other supporting documents for the meetings of the Board, maintaining the corporate records and books of the Trust, and serving as the liaison with its independent registered public accountant and service providers such as the custodian, transfer agent, and administrator.

At the October 29, 2009 meeting, the Trustees were presented with information regarding, among other things:

•	The nature and extent of the services provided, and to be provided under the Interim Agreement, by the Investment Adviser;

•	The cost of those services;

•	The Investment Adviser’s personnel providing services to the Fund under the Advisory Agreement and the Interim Agreement;

LOU HOLLAND
GROWTH FUND

Approval of Advisory Agreement (Continued)

•	The investment performance of the Fund in relation to its benchmark index and in relation to other mutual funds of comparable size and investment style;

•	Overall expenses of the Fund;

•	Brokerage transactions and the cost thereof;

•	The financial condition of the Investment Adviser and the resources devoted by the Investment Adviser to the Fund and the portfolio managers; and

•	The effect of the Fund’s relatively small size, and prospects for future growth, as those factors relate to investment performance and expenses.

The Trustees also considered information that is provided to them on an ongoing basis at regular meetings of the Board held throughout the year, such as performance and compliance reports, and the nature, extent and quality of non-investment management services provided by the Investment Adviser. In deciding to approve the Interim Agreement, the Trustees did not identify any single factor as determinative, and each Trustee weighted various factors and pieces of information as he or she deemed appropriate after consideration of the information as a whole.

The Trustees considered the nature, extent and quality of the services to be provided by the Investment Adviser pursuant to the Interim Agreement. The Trustees considered, among other things, the Investment Adviser’s investment personnel, experience, and performance, the resources dedicated to the Fund by the Investment Adviser, the overall management of the Fund’s investments, and the scope of the Investment Adviser’s advisory and administrative services to be provided under the Interim Agreement. After reviewing these and related factors, the Board concluded that they were satisfied with the nature, extent and quality of the services to be provided by the Investment Adviser.

The Trustees considered information comparing the Fund’s fees and expenses with those of other mutual funds of comparable size and investment style. It was noted that the Fund is a no-load mutual fund and has no Rule 12b-1 fees, and that the Investment Adviser contractually is obligated, through the current fiscal year, to waive its investment management fee and reimburse other Fund expenses to the extent necessary to keep total expenses of the Fund at or below 1.35%. The Trustees reviewed the Fund’s total expenses and the level of management fees in relation to the fees and expenses of other mutual funds of comparable size and investment style, as well as the investment performance of the Fund in relation to such other mutual funds and in relation to the Fund’s benchmark index. The Board concluded that the

LOU HOLLAND
GROWTH FUND

Approval of Advisory Agreement (Continued)

advisory fee of the Fund was comparable with such other funds’ management fees. The Board noted that the Fund’s peer group was appropriately limited to small stand-alone funds.

The Board reviewed the Fund’s investment performance, and discussed the financial condition and profitability of the Investment Adviser. The Board considered the Fund’s 2009 expense budget and the fact that the Investment Adviser was waiving a portion of the management fee and the related costs to the Investment Adviser of providing services to the Fund, including the costs of such fee waivers and expense reimbursements.

The potential realization of economies of scale as the Fund grows was not viewed as being a significant factor given the relatively small size of the Fund, the current level of expense waivers and reimbursements by the Investment Adviser, and the fact that the current management fee schedule includes breakpoints as the Fund’s asset levels increase. The Trustees discussed the financial condition and profitability of the Investment Adviser, and were assured of the Investment Adviser’s continued financial stability and ability to fulfill its obligation under the Interim Agreement. The Trustees also considered the services provided by the Investment Adviser to other clients, including personnel, research and operational support provided to the Fund and such other clients. The Board considered fallout benefits available to the Investment Adviser, noting that the Fund’s custodian and principal underwriter were unaffiliated with the Investment Adviser. The Trustees also considered the benefits derived and to be derived by the Investment Adviser from its relationship with the Fund with respect to the Investment Adviser’s use of the soft dollar arrangements.

After review and discussion of the information presented, the Trustees concluded that the level of investment management fees that would be paid by the Fund to the Investment Adviser under the Interim Agreement is fair and reasonable in relation to the services to be rendered to the Fund under the Interim Agreement, and that the Interim Agreement is in the best interest of the Fund and its shareholders.

INVESTMENT ADVISER
Holland Capital Management LLC
One North Wacker Drive, Suite 700
Chicago, IL 60606
Telephone (312) 553-4830

DISTRIBUTOR
Foreside Distribution Services, L.P.
10 High Street, Suite 302
Boston, MA 02110

Effective December 31, 2009
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Deloitte & Touche LLP
Chicago, IL 60606

COUNSEL
Greenberg Traurig LLP
Chicago, IL 60601

LOU HOLLAND
GROWTH FUND

ANNUAL REPORT
December 31, 2009

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There were no substantive amendments or waivers to this code of ethics during the period covered by this report.  A copy of this code of ethics is filed as an exhibit to this Form N-CSR.  See Exhibit 12(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Ms. Carla S. Carstens and Ms. JoAnn Lilek, members of its Audit Committee, are Audit Committee Financial Experts.  Ms. Carstens and Ms. Lilek are “independent” as such term is defined in Item 3(a)(2) of Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.”  Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation.  Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a)-(d)

The Fund of the registrant is directly responsible for payment of all expenses associated with the annual audit and other required services of the independent registered accounting firm, and all expenses associated with the preparation and filing of the tax returns.

Deloitte & Touche LLP (“Deloitte”) was appointed by the Board of Trustees as the independent registered public accounting firm of the registrant for the fiscal years ended December 31, 2009 and December 31, 2008.  The following table sets forth aggregate fees billed by Deloitte for the respective period for professional services rendered to the registrant.

Fees for Services Rendered to the Registrant by Deloitte

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2009	$25,300	$0	$4,000	$0
2008	$25,300	$0	$4,000	$0

The above Tax Fees for 2009 and 2008 are the aggregate fees billed for professional services by Deloitte to the registrant for tax compliance, tax advice and tax return review.

During the fiscal years ended December 31, 2009 and December 31, 2008, Deloitte did not provide any services to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

1.	The Audit Committee shall evaluate and approve, if found appropriate, each proposed engagement of the independent accountants including to provide audit services to the Trust.
2.
The Audit Committee shall evaluate and approve, if found appropriate, each proposed engagement of the independent accountants to provide non-audit services to the Trust, to the Trust’s investment adviser, or to any affiliate of the investment adviser that provides ongoing services to the Trust, where the nature of the proposed services may have a direct impact on the operations and financial reporting of the Trust.

3.
In evaluating a proposed engagement of the independent accountants to provide a non-audit service to the Trust’s investment adviser, or any affiliate of the investment adviser that provides ongoing services to the Trust, the Audit Committee shall assess and determine the effect such service might reasonably be expected to have on the accountants’ independence as it relates to the audit of the Trust’s financial statements.

4.
The provision of non-audit services to the Trust’s investment adviser, consisting specifically of preparation and filing of tax returns with federal, state or local authorities, and the review of the adviser’s systems of internal control pursuant to SAS 70, if not pre-approved by the Audit Committee, may be approved by the Chair of the Committee, to whom authority to grant such approvals hereby is expressly delegated by the Committee; provided that, the Chair shall report any such approvals to the Audit Committee at its next regular meeting.

5.	Notwithstanding the foregoing, specific pre-approval is not required with respect to a particular non-audit service rendered to the Trust if:
a.
the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid to the independent accountants by the Trust, its investment adviser, and any affiliate of the investment adviser that provides ongoing services to the Trust during the fiscal year in which the services are provided;

b.	such services were not recognized by the Trust at the time of engagement to be non-audit services; and,
c.
such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit of the Trust by the Chair of the Committee, to whom authority to grant such approvals hereby expressly is delegated by the Committee.

(e)(2) 0%

(f) Not applicable.

(g) Deloitte received $4,000 for both of the fiscal years ended December 31, 2009 and December 31, 2008, for non-audit services rendered to the registrant.  Deloitte did not provide any non-audit services to the registrant’s investment adviser or to Adviser Entities for the fiscal years ended December 31, 2009 and December 31, 2008.

(h) For the fiscal years ended December 31, 2009 and December 31, 2008, there were no non-audit services that were rendered to the registrant’s investment adviser or to Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)           Included as a part of the report to shareholders filed under Item 1.
(b)           Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 11. Controls and Procedures.

(a) Based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this Form N-CSR, the registrant’s principal executive officer and principal financial officer have concluded that those disclosure controls and procedures are effective and that they provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended (the "Act")) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics (as defined in Item 2(b) of Form N-CSR) is attached hereto.
(2) Certifications required by Rule 30a-2(a) under the Act are attached hereto.
(3) Not applicable.

(b)	Certification required by Rule 30a-2(b) under the Act is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE LOU HOLLAND TRUST

By:	/s/ Monica L. Walker
Name:	Monica L. Walker
Title:	President
Date:	March 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Monica L Walker
Name:	Monica L. Walker
Title:	President
Date:	March 1, 2010

By:	/s/ Laura J. Janus
Name:	Laura J. Janus
Title:	Treasurer
Date:	March 1, 2010

EXHIBIT LIST

Exhibit 12(a)(1)	Code of Ethics (as defined in Item 2(b) of Form N-CSR).

Exhibit 12(a)(2)(a)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act.

Exhibit 12(a)(2)(b)	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act.

Exhibit 12(b)(1)	Certification required by Rule 30a-2(b) under the Act.